                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                   ----------------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)              March 15, 1999
                                                       ------------------------


The Money Store Home Improvement Loan Backed Certificates, Series 1998_I and the Originators as listed below under a Pooling and Servicing Agreement dated as of August 31, 1998 providing for the issuance of The Money Store Home Improvement Loan Backed Certificates, Series 1998-I

                               TMS Mortgage Inc.
                       The Money Store Home Equity Corp.
                       The Money Store/ Minnesota Inc.
                       The Money Store/ Kentucky Inc.
                       The Money Store/ D.C. Inc.
                       ---------------------------------
            (Exact name of registrant as specified in its charter)


  New Jersey                                                   Applied For

(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                  ID Number)
incorporation)                   333-20817


2840  Morris  Avenue,  Union,  New  Jersey   07083
-----------------------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                            (908) 686-2000
                                                                --------------

                           n/a
-----------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5          Other Events


     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the March 15, 1999 Remittance Date.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.





                                       THE MONEY STORE INC.


                                       By: /s/ Harry Puglisi
                                       ---------------------------------
                                                Harry Puglisi
                                                  Treasurer




          Dated:                03/31/99

                            SERVICER'S CERTIFICATE

     IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING
     AGREEMENT DATED AS OF AUGUST 31, 1998, THE MONEY STORE INC. REPORTS
     THE FOLLOWING INFORMATION PERTAINING TO THE HOME IMPROVEMENT TRUST1998-I FOR THE MARCH 10, 1999 DETERMINATION DATE.



1.   AGGREGATE AMOUNT RECEIVED                                   $4,481,291.76


     LESS: SERVICE FEE                                               36,746.72
           CONTINGENCY FEE                                           36,746.72
           OTHER SERVICER FEES (Late Charges / Escrow)               28,790.59
           UNREIMBURSED MONTHLY ADVANCES                                  0.00
                                                             ------------------

                                                                    102,284.03
     PLUS: MONTHLY ADVANCE - INCLUDING
             COMPENSATING INTEREST                                   34,215.13
           PRE-FUNDING ACCOUNT TRANSFER                                   0.00
           CAPITALIZED INTEREST ACCOUNT TRANSFER                          0.00
                                                             ------------------

                                                                     34,215.13
     AMOUNT WITHDRAWN FROM THE CERTIFICATE
     ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                              0.00
                                                             ------------------


     AVAILABLE REMITTANCE AMOUNT (I-2)                            4,413,222.86
                                                             ==================



2.   (A) CLASS AH PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                    137,053,137.57

     (B) CLASS MH-1PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                     16,750,000.00

     (C) CLASS MH-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                     15,250,000.00

     (D) CLASS BH PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                     12,750,000.00

3.   PRINCIPAL DISTRIBUTION AMOUNTS:
     CLASS AH                                                     3,662,851.01
     CLASS MH-1                                                           0.00
     CLASS MH-2                                                           0.00
     CLASS BH                                                             0.00

  TOTAL  PRINCIPAL DISTRIBUTION AMOUNT:                           3,662,851.01

4.   THE AMOUNT ON DEPOSIT IN THE SPREAD ACCOUNT AND
     THE SUPPLEMENTAL ACCOUNT
     (A) BEFORE ALL DISTRIBUTIONS ARE MADE                                0.00
     (B) AFTER ALL DISTRIBUTIONS ARE MADE                                 0.00

5.   (A) POOL SUBORDINATED AMOUNT                                 5,809,860.44

     (B) POOL SPECIFIED SUBORDINATED AMOUNT                      10,300,000.00

     (C) POOL AVAILABLE MAXIMUM SUBORDINATED AMOUNT              10,365,776.00

6.   PRINCIPAL PREPAYMENT RECEIVED DURING
     THE DUE PERIOD
     AMOUNT                                                       2,075,260.07
     # OF LOANS                                                            138

7.   AMOUNT OF CURTAILMENTS RECEIVED DURING
     THE DUE PERIOD                                                  76,788.62

8.   AMOUNT OF EXCESS AND MONTHLY PAYMENTS
     IN RESPECT OF PRINCIPAL RECEIVED DURING
     THE DUE PERIOD                                                 365,933.20

9.   AMOUNT OF INTEREST RECEIVED                                  1,921,093.63

10.  (A) AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
         THE DETERMINATION DATE
         MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
         ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                   34,215.13

     (B) AMOUNT OF COMPENSATING INTEREST                                166.08

11.  DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12.  AMOUNT OF REALIZED LOSSES DURING
     THE DUE PERIOD                                                 102,692.20

13.  CLASS AH REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT             535,085.94
       (B) PRINCIPAL DISTRIBUTION AMOUNT          3,662,851.01

       TOTAL CLASS AH REMITTANCE AMOUNT                           4,197,936.95

     CLASS MH-1 REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT              68,913.23
       (B) PRINCIPAL DISTRIBUTION AMOUNT                  0.00

       TOTAL CLASS MH-1 REMITTANCE AMOUNT                            68,913.23

     CLASS MH-2 REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT              65,029.39
       (B) PRINCIPAL DISTRIBUTION AMOUNT                  0.00

       TOTAL CLASS MH-2 REMITTANCE AMOUNT                            65,029.39

     CLASS BH REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT              64,887.59
       (B) PRINCIPAL DISTRIBUTION AMOUNT                  0.00

       TOTAL CLASS BH REMITTANCE AMOUNT                              64,887.59

  AGGREGATE REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT             733,916.15
       (B) PRINCIPAL DISTRIBUTION AMOUNT          3,662,851.01

       TOTAL REMITTANCE AMOUNT                                    4,396,767.16

  CLASS AH INTEREST CARRYFORWARD AMOUNT                                   0.00
  CLASS MH-I INTEREST CARRYFORWARD AMOUNT                                 0.00
  CLASS MH-2 INTEREST CARRYFORWARD AMOUNT                                 0.00
  CLASS BH INTEREST CARRYFORWARD AMOUNT                                   0.00

14.  (A) THE REIMBURSABLE AMOUNTS                                         0.00
     (B) CLASS X REMITTANCE AMOUNT PAYABLE
         PURSUANT TO SECTION 6.08(d)(z)(xix)                              0.00

15.  (A) CLASS AH PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                     133,390,286.56

     (B) CLASS MH-1 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                      16,750,000.00

     (C) CLASS MH-2 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                      15,250,000.00

     (D) CLASS BH PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                      12,750,000.00

     (E) TOTAL POOL PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                     178,140,286.56

16.  (A) MONTHLY EXCESS SPREAD PERCENTAGE                              100.00%

     (B) EXCESS SPREAD                                            1,218,362.56

     (C) REMAINDER EXCESS SPREAD AMOUNT                                   0.00

17.  CUMULATIVE REALIZED LOSSES                                     899,997.43

18.  (A) WEIGHTED AVERAGE MATURITY                                     225.978

     (B) WEIGHTED AVERAGE INTEREST RATE                                13.050%

19.  (A) SERVICING FEE FOR THE RELATED DUE PERIOD                    36,746.72

     (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                  36,746.72

     (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT                3,030.05

     (D) FHA PREMIUM ACCOUNT                                         13,425.65

     (E) TRUST ADMINISTRATOR FEE                                      2,254.40

     (F) FHA CUSTODIAN FEE                                               77.74

20.  AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
     SERVICERS PURSUANT TO:

         (A) SECTION 5.04 (b)                                             0.00
         (B) SECTION 5.04 (c)                                             0.00
         (C) SECTION 5.04 (d)(ii)                                         0.00
         (D) SECTION 5.04 (e)                                             0.00
         (E) SECTION 5.04 (f)(i)                                     73,493.44

21.  CLASS AH POOL FACTOR (I-5):
     CURRENT CLASS AH PRINCIPAL BALANCE         133,390,286.56      0.85919669
     ORIGINAL CLASS AH PRINCIPAL BALANCE        155,250,000.00

     CLASS MH-1 POOL FACTOR (I-5):
     CURRENT CLASS MH-1 PRINCIPAL BALANCE        16,750,000.00      1.00000000
     ORIGINAL CLASS MH-1 PRINCIPAL BALANCE       16,750,000.00

     CLASS MH-2 POOL FACTOR (I-5):
     CURRENT CLASS MH-2 PRINCIPAL BALANCE        15,250,000.00      1.00000000
     ORIGINAL CLASS MH-2 PRINCIPAL BALANCE       15,250,000.00

     CLASS BH POOL FACTOR (I-5):
     CURRENT CLASS BH PRINCIPAL BALANCE          12,750,000.00      1.00000000
     ORIGINAL CLASS BH PRINCIPAL BALANCE         12,750,000.00

     POOL  FACTOR:
     CURRENT POOL PRINCIPAL BALANCE             178,140,286.56      0.89070143
     ORIGINAL POOL  PRINCIPAL BALANCE           200,000,000.00

22.  (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                       13.050%

     (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS         14.600%

     (C) WEIGHTED AVERAGE CLASS AH, CLASS MH-1
         CLASS MH-2 AND CLASS BH
         ADJUSTED MORTGAGE LOAN REMITTANCE RATE                       5.40613%


     (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR      01/31/99    02/28/99
                                                           13.049%      13.050%

23.  CLASS AH REMITTANCE RATE                                         5.20563%
     CLASS MH-1 REMITTANCE RATE                                       5.48563%
     CLASS MH-2 REMITTANCE RATE                                       5.68563%
     CLASS BH REMITTANCE RATE                                         6.78563%

     IF REMITTANCE RATES BASED ON THE NET FUNDS CAP
     LIBOR PLUS MARGIN FOR CLASS AH
                        CLASS MH-1
                        CLASS MH-2
                        CLASS BH

24.  LIBOR RATE                                                       4.93563%

25.  NET FUNDS CAP

26.  (A) IF THE REMITTANCE RATE IS BASED ON NET FUNDS CAP
         AMOUNT OF SUPPLEMENTAL PAYMENT FOR CLASS AH                      0.00
                                     CLASS MH-1                           0.00
                                     CLASS MH-2                           0.00
                                     CLASS BH                             0.00

     (B) CLASS AH CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER CLASS MH-1 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER CLASS MH-2 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER CLASS BH CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER


27.  (A) AMOUNT OF DISTRIBUTION ALLOCABLE TO LIBOR
         INTEREST CARRYOVER FOR CLASS AH                                  0.00
                           CLASS MH-1                                     0.00
                           CLASS MH-2                                     0.00
                           CLASS BH                                       0.00

     AGGREGATE DISTRIBUTION ALLOCABLE TO LIBOR INTEREST CARRYOVER AMOUNT  0.00

     (B) CLASS AH LIBOR INTEREST CARRYOVER BALANCE                        0.00
         CLASS MH-1 LIBOR INTEREST CARRYOVER BALANCE                      0.00
         CLASS MH-2 LIBOR INTEREST CARRYOVER BALANCE                      0.00
         CLASS BH LIBOR INTEREST CARRYOVER BALANCE                        0.00

         AGGREGATE LIBOR INTEREST CARRYOVER BALANCE                       0.00

28.  IS TRIGGER EVENT IN EFFECT                                      NO

29.    CLASS A PERCENTAGE                                              100.00%
       CLASS MH-1 PERCENTAGE                                             0.00%
       CLASS MH-2 PERCENTAGE                                             0.00%
       CLASS BH PERCENTAGE                                               0.00%

30.  (A) POOL AGGREGATE APPLIED REALIZED LOSS AMOUNT
         CLASS AH APPLIED REALIZED LOSS AMOUNT                            0.00
         CLASS MH-1 APPLIED REALIZED LOSS AMOUNT                          0.00
         CLASS MH-2 APPLIED REALIZED LOSS AMOUNT                          0.00
         CLASS BH APPLIED REALIZED LOSS AMOUNT                            0.00

     (B) POOL AGGREGATE REALIZED LOSS AMOUNT
         CLASS AH REALIZED LOSS AMOUNT                                    0.00
         CLASS MH-1 REALIZED LOSS AMOUNT                                  0.00
         CLASS MH-2 REALIZED LOSS AMOUNT                                  0.00
         CLASS BH REALIZED LOSS AMOUNT                                    0.00

     (C) POOL AGGREGATE UNPAID REALIZED LOSS AMOUNT
         CLASS AH UNPAID REALIZED LOSS AMOUNT                             0.00
         CLASS MH-1 UNPAID REALIZED LOSS AMOUNT                           0.00
         CLASS MH-2 UNPAID REALIZED LOSS AMOUNT                           0.00
         CLASS BH UNPAID REALIZED LOSS AMOUNT                             0.00

31.  ACCELERATED PRINCIPAL DISTRIBUTION AMOUNT                            0.00

32.  (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
         FOR THE DUE PERIOD                                          13,425.65
     (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
         CERTIFICATE INSURER FROM THE FHA ACCOUNT
         PURSUANT TO 6.06(b)(i)                                       1,907.72

33.  AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
       RECEIVED DURING THE DUE PERIOD                                     0.00

34.  THE RESERVE AMOUNT FOR THE DUE PERIOD                       20,000,000.00

35.  CLAIMS FILED DURING THE DUE PERIOD                                   0.00

36.  CLAIMS PAID DURING THE PERIOD                                        0.00

37.  CLAIMS DENIED BY FHA DURING THE DUE PERIOD                           0.00

38.  CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                  0.00

39.  NUMBER OF ALL DEFAULTED MORTGAGE LOANS PURCHACHED
     DURING THE DUE PERIOD PRINCIPAL BALANCE OF ALL
     DEFAULTED MORTGAGE LOANS PURCHACHED DURING THE DUE
     PERIOD CERTIFICATE INSURER FROM THE FHA ACCOUNT
     PURSUANT TO 6.06(b)(i)                                               0.00

                                   EXHIBIT O
                 REMIC DELINQUENCIES AS OF - FEBRUARY 28, 1999


HOME              OUTSTANDING                #
IMPROVEMENT       DOLLARS                    ACCOUNTS           RANGES                  AMOUNT              NO           PCT
1998-I               $183,950,147.00           9,491            1 TO 29 DAYS          30,773,519.78         1,535         16.73%
                                                                30 TO 59 DAYS          3,965,937.08           200          2.16%
                                                                60 TO 89 DAYS          2,137,186.92           110          1.16%
                                                                90 AND OVER            2,696,410.79           142          1.47%

                                                                FORECLOSURE               54,995.00             2          0.03%
                                                                REO PROPERTY                   0.00             0          0.00%

                                                                TOTALS               $39,628,049.57         1,989         21.54%
                                                                                     ============================================

HOME IMPROVEMENT TRUST 1998-I

The following additional information, presented in dollars, pursuant to
Section 6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.


SUBCLAUSE                     CLASS AH                 CLASS MH-1                   CLASS MH-2                        CLASS BH
(ii)                             882.79                   1,000.00                     1,000.00                         1,000.00

(vi)                              13.37                       0.00                         0.00                             0.00

(vii)                              0.49                       0.00                         0.00                             0.00

(viii)                             2.32                       0.00                         0.00                             0.00

(xiii)    (a)                      3.45                       4.11                         4.26                             5.09
          (b)                     23.59                       0.00                         0.00                             0.00
          (c)                      0.00                       0.00                         0.00                             0.00
          (d)                      0.00                       0.00                         0.00                             0.00

(xv)                             859.20                   1,000.00                     1,000.00                         1,000.00

(xxxv)                             0.00                       0.00                         0.00                             0.00
